Note 9 - Income Taxes (Details) - Effective Income Tax Rate Reconciliation (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2011
Effective Income Tax Rate Reconciliation [Abstract]
Tax benefit at U.S. statutory rate			$ (5,487)	$ (4,648)	$ (1,184)
Loss for which no tax benefit is currently recognizable			5,341	4,502	1,088
Stock based compensation			128	131	96
Other, net			18	15	0
	$ 0	$ 0	$ 0	$ 0	$ 0